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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 4, 2003
                                                         -----------------

                            MOLICHEM MEDICINES, INC.
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       333-64430                 330820923
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer of
incorporation)                                              Identification No.)

100 Europa Drive, Suite 421, Chapel Hill, NC                     27517-2389
---------------------------------------------                -----------------
  (Address of principal executive offices)                       (Zip Code)

                                 (919) 960-0217
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                         if changed since last report)
               ---------------------------------------------------
                                      N/A


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


     Deloitte & Touche, LLP was our independent certifying accountant for the fiscal year ended December 31, 2001. On April 4, 2003, they were dismissed by us and we subsequently engaged Rogoff & Company, 275 Madison Avenue, New York, NY 10017, as our certifying accountant for the fiscal year ending December 31, 2002. Rogoff & Company had served as our independent certifying accountant for the fiscal year ended December 31, 2000. The dismissal of Deloitte & Touche, LLP and appointment of Rogoff & Company, P.C. was approved by our board of directors. The switch in auditors was made in conjunction with an ongoing reorganization of our company.

     The report of Deloitte & Touche, LLP on our financial statements for the year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle except that such report was modified to include an explanatory paragraph with respect to our ability to complete our development programs and, ultimately, the attainment of profitable operations which is dependent upon future events, including obtaining adequate financing to fulfill our development activities, obtaining regulatory approval, and achieving a level of revenue adequate to support our cost structure.

     In connection with the audit of the fiscal year ended December 31, 2001 and during the subsequent interim period through April 4, 2003, there were no disagreements between us and Deloitte & Touche, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Deloitte & Touche, LLP to make reference to the subject matter of the disagreement in connection with their reports.

     In connection with the audit of the fiscal year ended December 31, 2001 and during the subsequent interim period through April 4, 2003, Deloitte & Touche, LLP did not advise us that:

     o internal controls necessary for us to develop reliable financial statements did not exist;

     o information had come to their attention that led them to no longer be able to rely on our management's representations or made them unwilling to be associated with the financial statements prepared by our management;

     o there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report;

     o information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

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ITEM 7.  EXHIBITS


      Exhibits filed as part of this Report are as follows:

Exhibit 16. Letter from Deloitte & Touche, LLP regarding confirmation of our assertions on changes in Registrant's certifying accountants.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MOLICHEM MEDICINES, INC.



Dated:   April 18, 2003                    By: /s/Luis Molina
                                             ----------------------------------
                                             Luis Molina, Ph.D., President


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